NATIONWIDE MUTUAL FUNDS
Nationwide Ziegler Equity Income Fund

Supplement dated November 16, 2018
to the Summary Prospectus dated September 24, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	All references to, and information regarding, Mikhail I. Alkhazov are deleted in their entirety.

2.	The table under the section entitled "Portfolio Managers" on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Funds)
Donald J. Nesbitt, CFA	Chief Investment Officer and Senior Portfolio Manager	Since 2005
Gary Hurlbut, CFA	Senior Portfolio Manager	Since 2018

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE